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                                                                  EXHIBIT 23.3


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 Amendment No. 1 (Registration No. 333-4507) of our report dated March 23, 1995 on our audits of the financial statements of BRAC-OPCO, Inc. We also consent to the reference to our firm under the caption "Experts".


                                         Coopers & Lybrand L.L.P.


Sherman Oaks, California
June 13, 1996